================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)               January 16, 2006

                               GMX RESOURCES INC.
             (Exact name of registrant as specified in its charter)

          Oklahoma                  000-32325                  73-1534474
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                One Benham Place
                         9400 North Broadway, Suite 600
                             Oklahoma City, OK 73114
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:               (405) 600-0711


         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On January 16, 2006, GMX RESOURCES INC ("GMX") and Penn Virginia Oil & Gas L.P. successor to Penn Virginia Oil & Gas Corporation, ("PVOG") entered into an amendment to their participation agreement relating to their East Texas joint development, which permits PVOG to use four rigs, rather than two as previously provided, with one of the four rigs to be shared with GMX for drilling wells in GMX's 100% owned Area III on a three for three basis.

     A copy of the amendment is filed as an exhibit to this report.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 19, 2006, GMX issued a press release announcing its 2005 year-end reserves and production. A copy of the press release is filed as an exhibit to this report.

ITEM 8.01.  OTHER EVENTS

     GMX's lending bank under its existing credit facility has redetermined the borrowing base pursuant to the terms of the agreement. The borrowing base has been increased from $17 million to $24 million and will be reduced by $1.5 million on a quarterly basis beginning March 31, 2006. The next scheduled redetermination of the borrowing base is as of April 1, 2006.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     See Exhibit Index for exhibits included with this report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          GMX RESOURCES INC.

                                          By:  /s/ Ken L.Kenworthy, Sr.
                                               ------------------------
                                          Ken L. Kenworthy, Sr., Chief
                                          Financial Officer


Date: January 19, 2006

                                INDEX TO EXHIBITS


Exhibit No.                     Description

10.1                            Amendment No. 6 to Participation Agreement

99.1                            Press Release dated January 19, 2006




























                                        3